VERTEX ENERGY, INC. 10-K/A

Exhibit 31.4

CERTIFICATION PURSUANT TO

 SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris Carlson, certify that:

1	I have reviewed this Annual Report on Form 10-K/A of Vertex Energy, Inc.;

2	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 17, 2024	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer (Principal Accounting and Financial Officer)